                                                                  EXECUTION COPY

================================================================================

                         LEHMAN BROTHERS HOLDINGS INC.,

                                     SELLER

                                       and

                    STRUCTURED ASSET SECURITIES CORPORATION,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                          Dated as of November 1, 2004

                     Structured Asset Securities Corporation
              (Mortgage Pass-Through Certificates, Series 2004-22)

================================================================================

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                          ARTICLE I
                                                 CONVEYANCE OF MORTGAGE LOANS

                                                          ARTICLE II
                                                   MISCELLANEOUS PROVISIONS

                                                           SCHEDULE

SCHEDULE A        Mortgage Loan Schedule

                                       i

         This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of November
1, 2004 (the "Agreement"), is executed by and between Lehman Brothers Holdings
Inc. (the "Seller") and Structured Asset Securities Corporation (the
"Depositor").

         All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of November 1, 2004, among the Depositor, Aurora Loan Services Inc., as master servicer ("Aurora") and Citibank, N.A., as trustee (the "Trustee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank"), pursuant to the following specified agreements (each, a "Bank Transfer Agreement" and collectively, the "Transfer Agreements"), has purchased or received certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as
Schedule A-1 (each, a "Bank Transferred Mortgage Loan" and collectively, the
"Transferred Mortgage Loans"):

         1.   Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of July 1, 2004 (2004 FX-10), by and between the Bank and Chase
              Manhattan Mortgage Corporation ("CMMC");

         2.   Loan Purchase Agreement, dated as of December 5, 2002, by and between the Bank and E-Loan Mortgage ("E-Loan");

         3.   Master Mortgage Loan Purchase and Warranties Agreement, dated as of November 15, 2000, Amendment No. 1, dated as of September 7,
              2001, and Amendment No. 2, dated as January 22, 2003, by and between the Bank and First National Bank of Nevada ("FNBN");

         4.   Master Mortgage Loan Purchase and Warranties Agreement, dated as of August 27, 2004, by and between the Bank and FNBN;

         5.   Loan Purchase Agreement, dated as of March 15, 2002, by and between the Bank and Metrociti Mortgage LLC ("Metrociti");

         6.   Flow Mortgage Loan Purchase and Warranties Agreement, dated as of
              January 6, 2004, by and between the Bank and Mortgage IT, Inc.
              d/b/a MIT Lending ("MIT");

         7.   Flow Mortgage Loan Purchase and Warranties Agreement, dated as of
              April 1, 2003, by and between the Bank and Oak Street Mortgage LLC
              ("Oakstreet");

         8.   Flow Mortgage Loan Purchase and Warranties Agreement, dated as of
              October 20, 2004, by and between the Bank and Paul Financial, LLC
              ("Paul");

         9.   Loan Purchase Agreement, dated as of January 9, 2003, by and between the Bank and Residential Mortgage Capital ("Residential");

         10.  Loan Purchase Agreement, dated as of January 30, 2003, by and between the Bank and Sea Breeze Mortgage Services ("Sea Breeze");

         11.  Flow Mortgage Loan Purchase and Warranties Agreement, dated as of
              June 10, 2002, and Amendment No. 1, dated as of November 1, 2002, and Amendment No. 2, dated as of September 29, 2003, by and between the Bank and SIB Mortgage Corp.

              ("SIB");

         12.  Loan Purchase Agreement, dated as of May 9, 2002, by and between the Bank and Sierra Pacific Mortgage Company ("Sierra Pacific");
              and

         13.  Flow Purchase, Warranties and Servicing Agreement, dated as of
              July 1, 2004, by and between the Bank and Wachovia Mortgage
              Corporation ("Wachovia" and collectively with CMMC, E-Loan, FNBN,
              Metrociti, MIT, Oakstreet, Paul, Residential, Sea Breeze, SIB,
              Sierra Pacific (the "Transferors" and each, a "Transferor")).

         WHEREAS, in addition to the Bank Transferred Mortgage Loans, the Bank has funded certain mortgage loans originated by Aurora Loan Services Inc.
identified on the Mortgage Loan Schedule attached hereto as Schedule A-2 (each, a "Bank Originated Mortgage Loan" and together with the Bank Transferred
Mortgage Loans, the "Bank Mortgage Loans" or the "Mortgage Loans");

         WHEREAS, pursuant to an Assignment and Assumption Agreement (the
"Assignment and Assumption Agreement"), dated as of November 1, 2004, between the Bank, as assignor, and the Seller, as assignee, the Bank has assigned all of its right, title and interest in and to the Bank Transfer Agreements and related
Mortgage Loans as listed on Schedule A-1, in the case of the Bank Transferred
Mortgage Loans, or Schedule A-2, in the case of the Bank Originated Mortgage
Loans, and the Seller has accepted the rights and benefits of, and assumed the obligations of the Bank under, the Bank Transfer Agreements;

         WHEREAS, the Seller is a party to the following servicing agreements
(collectively, the "Servicing Agreement") pursuant to which the Mortgage Loans are serviced by Aurora, Chase Manhattan Mortgage Corporation, Colonial Savings,
F.A. ("Colonial"), First National Bank of Nevada ("FNBN") and Wachovia Bank
("Wachovia") (each as a servicer, a "Servicer" and collectively, the
"Servicers"):

         1.   Servicing Agreement, dated as of November 1, 2004, between the
              Seller and Aurora pursuant to which the Mortgage Loans are serviced by Aurora;

         2.   Correspondent Servicing Agreement, dated as of June 26, 2002, by and among the Bank, Aurora and Colonial and Transfer Notice, dated as of November 1, 2004, between the Seller and Colonial;

         3.   Reconstituted Servicing Agreements, dated as of November 1, 2004, by and between the Seller and FNBN;

         4.   Reconstituted Servicing Agreement, dated as of November 1, 2004, by and between the Seller and Wachovia; and

         5.   Securitization Servicing Agreement, dated as of November 1, 2004, by and among, Aurora Loan Services, Inc., the Seller and Chase
              Manhattan Mortgage Corporation.

         WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans (exclusive of any
Retained Interest on such Mortgage Loans) to the Depositor and to assign all of its rights and interest under the Transfer Agreements and the

Servicing Agreements relating to the Mortgage Loans, and to delegate all of its obligations thereunder, to the Depositor; and

         WHEREAS, the Seller and the Depositor acknowledge and agree that the
Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the
Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the
Mortgage Loans from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

                                   ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

Section 1.01      Mortgage Loans.

         (a) Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to
Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans (exclusive of any Retained Interest on such Mortgage
Loans, if any) identified on Schedule A-1 and Schedule A-2 hereto, having an aggregate principal balance as of the Cut-off Date of $322,668,769.23. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after November 1, 2004 other than, (i) any amounts representing Retained
Interest, if any, and (ii) payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies relating to the Mortgage Loans, the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and any proceeds of the foregoing.

         (b) Concurrently with the execution and delivery of this Agreement, the
Seller hereby assigns to the Depositor all of its rights and interest under each
Transfer Agreement and each Servicing Agreement, other than any right to receive
Retained Interest if any, and any servicing rights retained thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans. The Seller and the Depositor further agree that this Agreement incorporates the terms and conditions of any assignment and assumption agreement or other assignment document required to be entered into under any of the Transfer Agreements (any such document an "Assignment
Agreement") and this Agreement constitutes an Assignment Agreement under such
Transfer Agreement, and the Depositor hereby assumes the

obligations of the assignee under each such Assignment Agreement. Concurrently with the execution hereof, the Depositor tenders the purchase price of
$322,668,769.23. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under each
Transfer Agreement and each Servicing Agreement, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

         (c) Schedules of Mortgage Loans. The Depositor and the Seller have agreed upon which of the Mortgage Loans owned by the Seller are to be purchased by the Depositor pursuant to this Agreement and the Seller will prepare on or prior to the Closing Date a final schedule describing such Mortgage Loans (the
"Mortgage Loan Schedule"). The Mortgage Loan Schedule shall conform to the requirements of the Depositor as set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Trust Agreement. The Mortgage
Loan Schedule attached hereto as Schedule A-1 specifies those Mortgage Loans that are Transferred Mortgage Loans and the Mortgage Loan Schedule attached hereto as Schedule A-2 specifies those Mortgage Loans that are Bank Originated
Mortgage Loans and which have been assigned by the Bank to the Seller pursuant to the Assignment and Assumption Agreement.

Section 1.02      Delivery of Documents.

         (a) In connection with such transfer and assignment of the Mortgage
Loans hereunder, the Seller, shall, at least three (3) Business Days prior to the Closing Date, deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related
Transfer Agreements or Servicing Agreements.

         (b) For Mortgage Loans (if any) that have been prepaid in full on or after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an
Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

         Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the
Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the custodian, LaSalle Bank National Association and U.S. Bank National
Association, as applicable (each, a "Custodian" and together, the "Custodians"), for the Depositor. Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the related Custodian identifies any Material Defect, the Seller shall be obligated to cure such Material Defect or to repurchase the related
Mortgage Loan from the Depositor (or, at the direction of and on behalf of the
Depositor, from the Trust Fund), or to substitute a Qualifying Substitute
Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section
2.02(c) of the Trust Agreement.

         Section 1.04. Representations and Warranties of the Seller.

         (a) The Seller hereby represents and warrants to the Depositor that as of the Closing Date:

              (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement and the
         Assignment and Assumption Agreement;

              (ii) The execution and delivery by the Seller of this Agreement and the Assignment and Assumption Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement or the Assignment and
         Assumption Agreement, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

              (iii) The execution, delivery and performance by the Seller of this Agreement and the Assignment and Assumption Agreement and the
         consummation of the transactions contemplated hereby and thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

              (iv) Each of this Agreement and the Assignment and Assumption
         Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Bank, in the case of the Assignment and Assumption Agreement, and the Depositor, in
         the case of this Agreement, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its respective terms, except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

              (v) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or the Assignment and
         Assumption Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement or the Assignment and Assumption
         Agreement.

         (b) The representations and warranties of each Transferor with respect to the Transferred Mortgage Loans in the applicable Transfer Agreement were made as of the date of

such Transfer Agreement. To the extent that any fact, condition or event with respect to a Transferred Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer
Agreement and (ii) a representation or warranty of the Seller under this
Agreement, the sole right or remedy of the Depositor with respect to a breach by the Seller of such representation and warranty (other than a breach by the
Seller of the representations and warranties made pursuant to Sections
1.04(b)(xii), 1.04(b)(xvii), 1.04(b)(xviii), 1.04(b)(xix) and 1.04(b)(xx)) shall be the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it. The representations made by the Seller pursuant to Sections 1.04(b)(xii), 1.04(b)(xvii), 1.04(b)(xviii), 1.04(b)(xix)
and 1.04(b)(xx)) shall be direct obligations of the Seller. The Depositor acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) (other than the representations and warranties made pursuant to Sections 1.04(b)(xii), 1.04(b)(xvii), 1.04(b)(xviii), 1.04(b)(xix)
and 1.04(b)(xx)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the related
Transferor in the applicable Transfer Agreement. The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Transferred Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the related Transferor in such Transfer
Agreement, without regard to whether the related Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the related Transferor fulfills its obligations under the provisions of such Transfer Agreement by substituting for the affected Mortgage
Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the
Seller shall, in exchange for such substitute mortgage loan, provide the
Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two-year period following the Closing Date, with a Qualified
Substitute Mortgage Loan for such affected Transferred Mortgage Loan. Subject to the foregoing, the Seller represents and warrants upon delivery of the
Transferred Mortgage Loans to the Depositor hereunder on the Closing Date, as to each, that:

              (i) The information set forth with respect to the Transferred
         Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Transferred Mortgage Loans, and the information with respect to each Transferred Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

              (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Seller has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

              (iii) Except in the case of Cooperative Loans, if any, each
         Mortgage requires all buildings or other improvements on the related
         Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged
         Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Transferred Mortgage Loan, the

         Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards
         (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the
         Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal
         Flood Insurance Administration. Each Mortgage obligates the related
         Mortgagor thereunder to maintain the hazard insurance policy at the
         Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement;

              (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

              (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged
         Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of the applicable Transferred Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Transferred Mortgage
         Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

              (vi) Immediately prior to the transfer and assignment of the
         Transferred Mortgage Loans to the Depositor, the Seller was the sole owner of record and holder of each Transferred Mortgage Loan, and the
         Seller had good and marketable title thereto, and has full right to transfer and sell each Transferred Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and

         authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Transferred Mortgage
         Loan pursuant to this Agreement;

              (vii) Each Transferred Mortgage Loan other than any Cooperative
         Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii)
         an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Transferred Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Transferred Mortgage Loan
         (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the
         Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title
         Insurance Policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

              (viii) To the best of the Seller's knowledge, no foreclosure action is being threatened or commenced with respect to any Transferred
         Mortgage Loan;

              (ix) There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of any
         Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Transferred Mortgage Loan or the use for which the premises were intended;

              (x) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related
         Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

              (xi) Each Transferred Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

              (xii) Each Transferred Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws including, but not limited to, all applicable predatory and abusive lending laws;

              (xiii) As of the Closing Date, each Transferred Mortgage Loan is a
         "qualified mortgage" within the meaning of Section 860G of the Code and
         Treas. Reg. ss.1.860G-2 (determined without regard to Treas. Reg.
         ss.1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period);

              (xiv) As of the Closing Date, other than with respect to any Class
         E Distributable Amount, no Transferred Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Transferred Mortgage Loan or (ii) a single
         "variable rate" (within the meaning of Treas. Reg. ss.1.860G-1(a)(3))
         in effect throughout the term of the Transferred Mortgage Loan;

              (xv) As of the Closing Date, no Transferred Mortgage Loan is the
         subject of pending or final foreclosure proceedings;

              (xvi) As of the Closing Date, based on delinquencies in payment on the Transferred Mortgage Loans, the Seller would not initiate foreclosure proceedings with respect to any Transferred Mortgage Loan prior to the next scheduled payment date on such Transferred Mortgage
         Loan;

              (xvii) No Transferred Mortgage Loan is a "high-cost," "high-cost home," "covered," "high-risk home" or "predatory" loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); no Transferred Mortgage Loan originated on or after
         November 27, 2003 is a "High-Cost Home Loan" subject to the New Jersey
         Home Ownership Security Act of 2003 (N.J.S.A. 46:10B-22 et seq.); no
         Transferred Mortgage Loan is a "High-Cost Home Loan" subject to the New
         Mexico Home Loan Protection Act (N.M. Stat. Ann. ss.ss. 58-21A-1 et
         seq.);

              (xviii) No Transferred Mortgage Loan was at the time of
         origination subject to the Home Ownership and Equity Protection Act of
         1994 (15 U.S.C. ss. 1602(c)), Regulation Z (12 CFR 226.32) or any
         comparable state law;

              (xix) No Transferred Mortgage Loan is a High Cost Loan or Covered
         Loan, as applicable (as such terms are defined in the then current
         Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised,
         Appendix E) and no Transferred Mortgage Loan originated on or after
         October 1, 2002 through March 6, 2003 is governed by the Georgia Fair
         Lending Act; and

              (xx) No Transferred Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois
         Interest Act (815 Ill. Comp. Stat. 205/1 et seq.).

         (c) In addition to the representations and warranties set forth in
Section 1.04(b), all of which are also made by the Seller with respect to the
Bank Originated Mortgage Loans as of the Closing Date (or as of such other date as is specified in particular representations and warranties), the Seller hereby represents and warrants to the Depositor upon the delivery to the Depositor on the Closing Date of any Bank Originated Mortgage Loans, but solely as to each
Bank Originated Mortgage Loan, that, as of the Closing Date:

              (i) With respect to any hazard insurance policy covering a Bank
         Originated Mortgage Loan and the related Mortgaged Property, the Seller has not engaged in, and has no knowledge of the Bank's or the
         Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

              (ii) Neither the Seller nor the Bank has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause a Bank Originated Mortgage Loan to be in default, nor has the Seller or the Bank waived any default resulting from any action or inaction by the Mortgagor;

              (iii) The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Depositor and which has been delivered to the
         Custodian;

              (iv) The Mortgaged Property relating to each Bank Originated
         Mortgage Loan is a fee simple property located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings. No portion of the Mortgaged
         Property is used for commercial purposes;

              (v) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage
         Note and the Mortgage and any other related agreement had legal capacity to enter into the Bank Originated Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. To the best of the
         Seller's knowledge, no fraud

                                       10

         was committed in connection with the origination of the Bank Originated
         Mortgage Loan;

              (vi) Each Bank Originated Mortgage Loan has been closed and the proceeds of the Bank Originated Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Bank Originated Mortgage Loan and the recording of the
         Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

              (vii) There is no default, breach, violation or event of
         acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors has waived any default, breach, violation or event of acceleration;

              (viii) All improvements which were considered in determining the
         Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged
         Property. No improvement located on or being part of the Mortgaged
         Property is in violation of any applicable zoning law or regulation;

              (ix) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Bank Originated
         Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged
         Property pursuant to the proper procedures, the holder of the Bank
         Originated Mortgage Loan will be able to deliver good and merchantable title to the property;

              (x) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage;

              (xi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the
         Mortgage, and no fees or expenses are or will become payable by the
         Depositor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                                       11

              (xii) The Mortgage Note, the Mortgage, the Assignment of Mortgage
         and any other documents required to be delivered for the Bank
         Originated Mortgage Loan by the Seller under this Agreement as set forth in Section 1.02 hereof have been delivered to the Custodian. The
         Seller is in possession of a complete, true and accurate Mortgage File in compliance with Section 1.02 hereof, except for such documents the originals of which have been delivered to the Custodian;

              (xiii) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

              (xiv) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of a Bank
         Originated Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

              (xv) No Bank Originated Mortgage Loan contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the
         Mortgagor, nor does any Bank Originated Mortgage Loan contain any other similar provisions currently in effect which may constitute a "buydown"
         provision. No Bank Originated Mortgage Loan is a graduated payment mortgage loan and no Bank Originated Mortgage Loan has a shared appreciation or other contingent interest feature;

              (xvi) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the
         Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the
         Mortgage securing the consolidated principal amount is insured by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of any Bank Originated Mortgage Loan;

              (xvii) The origination and collection practices used with respect to each Bank Originated Mortgage Loan have been in accordance with
         Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and escrow payments, all such payments are in the possession of the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage
         Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

                                       12

              (xviii) The Mortgage File contains an appraisal of the related
         Mortgage Property signed prior to the approval of the Bank Originated
         Mortgage Loan application by a qualified appraiser, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Bank Originated Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of
         1989 and the regulations promulgated thereunder, all as in effect on the date the Bank Originated Mortgage Loan was originated;

              (xix) The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation;

              (xx) The Bank Originated Mortgage Loan does not contain a
         provision permitting or requiring conversion to a fixed interest rate
         Mortgage Loan;

              (xxi) No Bank Originated Mortgage Loan was made in connection with
         (i) the construction or rehabilitation of a Mortgaged Property or (ii)
         facilitating the trade-in or exchange of a Mortgaged Property;

              (xxii) No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, primary mortgage loan insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee or other compensation has been or will be received by the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director or employee had a financial interest at the time of placement of such insurance;

              (xxiii) Each original Mortgage was recorded and, except for those
         Bank Originated Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Depositor) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the liens thereof as against creditors of the Seller, or are in the process of being recorded; and

              (xxiv) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Bank Originated
         Mortgage Loan have been complied with.

         (d) It is understood and agreed that the representations and warranties set forth in Sections 1.04(b) and 1.04(c) herein shall survive the Closing Date.
Upon discovery by either the

                                       13

Seller or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of subparagraphs (xi) and (xvi) under Section
1.04(b)), that adversely and materially affects the value of the related
Mortgage Loan, that does not also constitute a breach of a representation or warranty of a Transferor in the related Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party;
provided, however, notwithstanding anything to the contrary herein, this paragraph shall be specifically applicable to a breach by the Seller of the representations made pursuant to subparagraphs (xi) and (xvi) under Section
1.04(b) irrespective of the Transferor's breach of a comparable representation or warranty in the Transfer Agreement. Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two-year period following the Closing Date substitute a Qualifying Substitute
Mortgage Loan for the affected Mortgage Loan.

         Section 1.05. Grant Clause. It is intended that the conveyance of the
Seller's right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement on the Closing Date shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if any such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this
Agreement; (2) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

         Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the
Depositor under this Agreement. All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

         Section 2.01. Binding Nature of Agreement; Assignment. This Agreement
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

                                       14

         Section 2.03. Amendment. This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this
Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the
Code and the REMIC Provisions. No such amendment effected pursuant to clause
(iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such
Rating Agency to reduce the then current rating assigned to the Certificates, if any (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         (a) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of
each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders;
provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal
Amount or Class Notional Amount (or Percentage Interest) of Certificates of each
Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or
Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or
"Holders" shall be deemed to include, in the case of any Class of Book-Entry
Certificates, the related Certificate Owners.

         (b) It shall not be necessary for the consent of Holders under this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held

                                       15

invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this
Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                                       16

         IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      LEHMAN BROTHERS HOLDINGS INC.

                                      By:_______________________________________
                                         Name: Joseph J. Kelly
                                         Title: Authorized Signatory

                                      STRUCTURED ASSET SECURITIES
                                        CORPORATION

                                      By:_______________________________________
                                         Name: Daniel E. Israeli
                                         Title: Vice President

                                  SCHEDULE A-1

                       TRANSFERRED MORTGAGE LOAN SCHEDULE

On file at the offices of:
Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103-2793
Attn: Steven J. Molitor
Telephone: (215) 994-2777
Telecopier: (215) 994-2222

                                  SCHEDULE A-2

                     BANK ORIGINATED MORTGAGE LOAN SCHEDULE

On file at the offices of:
Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103-2793
Attn: Steven J. Molitor
Telephone: (215) 994-2777
Telecopier: (215) 994-2222